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                                                                    Exhibit 10.8


                         AMENDMENT TO SECOND AMENDED AND
                    RESTATED INVESTOR STOCKHOLDERS' AGREEMENT


          AMENDMENT, dated as of September 29, 1997 (this "AMENDMENT"), to the Second Amended and Restated Investor Stockholders' Agreement, dated as of December 23, 1993 (as such agreement has been amended, supplemented or otherwise modified from time to time prior to the date hereof, the "STOCKHOLDERS' AGREEMENT"), by and among Alfred A. Checchi, the A Trust created pursuant to a trust agreement dated May 23, 1984 with Gary L. Wilson as trustee, the K Trust created pursuant to a trust agreement dated May 23, 1984 with Gary L. Wilson as trustee, the Trust created pursuant to a trust agreement dated September 1, 1985 with Gary L. Wilson as trustee (each such trust collectively known as the "CHECCHI FAMILY TRUSTS"; the Checchi Family Trusts and Alfred A. Checchi together known as the "CHECCHI FAMILY"); Gary L. Wilson, Derek M. Wilson, Christopher D. Wilson (together the "WILSON FAMILY"); Frederic V. Malek, Frederic W. Malek, Michelle A. Malek (together the "MALEK FAMILY"); the Wilson-Thornhill Foundation created under Trust Agreement dated December 24, 1994; Bankers Trust New York Corporation ("BTNY"); Koninklijke Luchtvaart Maatschappij N.V. ("KLM"); Richard C. Blum & Associates - NWA Partners, L.P., formerly known as Wings Associates, L.P. ("BLUM" and together with each of the foregoing parties, the "INVESTOR STOCKHOLDERS"); and Northwest Airlines Corporation, a Delaware corporation (the "COMPANY").

                              W I T N E S S E T H:

          WHEREAS, under Section 17 of the Stockholders' Agreement, KLM was granted an option to purchase shares of Common Stock (the "KLM OPTION") from each of Blum, BTNY, the Checchi Family, the Malek Family, Bright Star Investments Limited and its affiliate Paracor Finance Inc., the permitted transferees of Wings Acquisition Investor Limited (collectively, "BRIGHT STAR"), and the Wilson Family, upon the terms and subject to the conditions set forth therein;

          WHEREAS, KLM has previously exercised the KLM Option granted to KLM by Bright Star in connection with purchasing Bright Star's shares of Common Stock;

          WHEREAS, in connection with entering into the Common Stock Repurchase Agreement, dated as of September 29, 1997 (the "COMMON STOCK AGREEMENT"), between KLM and the Company, the parties hereto desire (x) to accelerate the date of the KLM exercise date for the KLM Option granted to KLM by each of Blum and BTNY under Section 17 of the Stockholders' Agreement and (y) to cancel the KLM Option granted to KLM by each of the Checchi Family, the Wilson Family and the Malek Family under Section 17 of the Stockholders' Agreement;

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                                                                               2


          WHEREAS, on the date hereof, KLM owns (i) 1,308.8 shares of the Company's Series A Preferred Stock, par value $.01 per share (the "SERIES A PREFERRED STOCK"), (ii) 436.2 shares of the Company's Series B Preferred Stock, par value $.01 per share (the "SERIES B PREFERRED STOCK"), and (iii) 21,684,099 shares of the Company's Class A Common Stock, par value $.01 per share (the "CLASS A COMMON STOCK", and together with the Company's Class B Common Stock, par value $.01 per share (the "CLASS B COMMON STOCK"), the "COMMON STOCK");

          WHEREAS, concurrently with the Initial Closing Date (as defined in the Common Stock Agreement), upon the terms and subject to the conditions set forth herein, KLM will exercise its right to purchase, and will purchase, pursuant to
Section 17 of the Stockholders' Agreement (as such Section is amended by this Amendment) (x) from Blum, 658,755 additional shares of Class A Common Stock in exchange for 163.6001 shares of Series A Preferred Stock and 54.5250 shares of Series B Preferred Stock and (y) from BTNY, 2,635,020 shares of Class B Common Stock in exchange for 654.4002 shares of Series A Preferred Stock and 218.1001 shares of Series B Preferred Stock, following which purchase KLM will own 22,342,854 shares of Class A Common Stock, 2,635,020 shares of Class B Common Stock (and a total of 24,977,874 shares of Common Stock), 490.7997 shares of Series A Preferred Stock and 163.5749 shares of Series B Preferred Stock;

          WHEREAS, upon the terms and subject to the conditions set forth in the Common Stock Agreement, KLM has agreed to sell to the Company, and the Company has agreed to purchase from KLM, all 24,977,874 shares of Common Stock (in four installments over a three-year period, with all 2,635,020 shares of Class B Common Stock if not otherwise converted to be sold in the last installment), and upon the terms and subject to the conditions set forth in the Preferred Stock Repurchase Agreement, dated as of September 29, 1997 (the "PREFERRED STOCK AGREEMENT"), between KLM and the Company, all 490.7997 shares of Series A Preferred Stock (at the Initial Closing Date) and all 163.5749 shares of Series B Preferred Stock (at the Initial Closing Date); and

          WHEREAS, under Section 15(b) of the Stockholders' Agreement, a written instrument signed by the Required Percentage is required in order to amend the provisions of the Stockholders' Agreement in the manner contemplated by this Amendment;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. AMENDMENT TO SECTION 17 OF THE STOCKHOLDER'S AGREEMENT. Section 17 of the Stockholders' Agreement is hereby deleted in its entirety and substituted in lieu thereof is the following:

          "17. KLM OPTION. (a) Each of Blum and BTNY (the "OPTION STOCKHOLDERS") hereby grant to KLM the option (the "KLM OPTION"), exercisable only in connection

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                                                                               3


     with the consummation of the transactions contemplated to occur on the Initial Closing Date under (and as defined in) that certain Common Stock Purchase Agreement, dated as of September 29, 1997 (the "COMMON STOCK AGREEMENT"), between the Company and KLM, to purchase (x) in the case of Blum, 658,755 shares of the Company's Class A Common Stock, and (y) in the case of BTNY, 2,635,020 shares of the Company's Class B Common Stock, for an aggregate of 3,293,775 shares of Common Stock (collectively, the "OPTION SHARES"), at the exercise price for the Option Shares set forth in Section 17(b) below; PROVIDED, that in each case, in the event that the number of shares is adjusted by subdivision, combination, reclassification, recapitalization, stock split or stock dividend, the KLM Option Exercise Price (as defined below) shall be adjusted proportionately to any such adjustment in the number of shares. The KLM Option shall be automatically exercised, in whole and not in part, without any further action by any party, concurrently with the consummation of the transactions contemplated to occur under the Common Stock Agreement on the Initial Closing Date (the date on which the KLM Option is exercised being referred to as the "KLM OPTION EXERCISE DATE").

          (b) The exercise price for the Option Shares subject to the KLM Option (the "KLM OPTION EXERCISE PRICE") shall be payable by KLM in shares of Series A Preferred Stock and Series B Preferred Stock that it owns as of the KLM Option Exercise Date as follows (based on the full exercise of the KLM Option): (i) Blum shall receive 163.6001 shares of Series A Preferred Stock and 54.5250 shares of Series B Preferred Stock; and (ii) BTNY shall receive 654.4002 shares of Series A Preferred Stock and 218.1001 shares of Series B Preferred Stock. Series A Preferred Stock and Series B Preferred Stock transferred to the Option Stockholders pursuant to the KLM Option shall include any accrued and unpaid dividends accruing thereon.

          (c) On the KLM Option Exercise Date, (i) each Option Stockholder agrees to transfer, assign and deliver to KLM a certificate or certificates representing the Option Shares to be sold by such Option Stockholder, and KLM agrees to transfer, assign and deliver to such Option Stockholder, as payment of the applicable KLM Option Exercise Price for such Option Shares, a certificate or certificates representing the shares of Series A Preferred Stock and Series B Preferred Stock comprising such KLM Option Exercise Price. Such certificates shall be duly endorsed in blank or accompanied by stock powers duly executed in blank, with all necessary stock transfer stamps affixed. The closing for the purchase and sale of the Option Shares shall occur at the time and place of the Initial Closing Date referred to in Section 17(a) above.

          (d) Notwithstanding any other provision of this Agreement, upon the effectiveness of the amendment to this Agreement dated as of September 29, 1997 (the "September 1997 Amendment") (i) the KLM Option previously granted under this Agreement (prior to the effectiveness of the September 1997 Amendment) with respect to certain shares held by the Checchi Family, the Malek Family and the Wilson Family will be cancelled on an unexercised basis without any liability in respect thereof, and


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                                                                               4


     (ii) neither KLM nor any Investor Stockholder shall have any obligations or rights with respect to any "Put Options" arrangements that were previously granted under this Agreement (prior to the effectiveness of the September 1997 Amendment), which Put Options shall be deemed cancelled on an unexercised basis without any liability in respect thereof."

          2. ADDITIONAL AMENDMENTS TO STOCKHOLDERS' AGREEMENT. Immediately following the consummation of all of the transactions contemplated to occur at the Initial Closing Date under the Common Stock Agreement (including for purposes of this Section 2, the consummation of the transactions contemplated by the exercise of the KLM Option in the manner provided by Section 17 of the Stockholders' Agreement (as amended by this Amendment)), each of KLM, the other Investor Stockholders and the Company agrees that KLM shall thereupon be deleted from and shall cease to be a party to the Stockholders' Agreement and KLM shall have no rights and no obligations thereunder. The Stockholders' Agreement shall be further amended by deleting therefrom any and all provisions with respect to obligations owed by, and rights accruing to, KLM under the Stockholders' Agreement.

          3. REPRESENTATIONS AND WARRANTIES OF KLM. KLM hereby represents and warrants to each of BTNY, Blum and the Company that, as of the date hereof and at the Initial Closing Date (before giving effect to the exercise of the KLM Option on such date), KLM has good and valid title to its (i) 1,308.8 shares of the Series A Preferred Stock, (ii) 436.2 shares of the Series B Preferred Stock, and (iii) 21,684,099 shares of the Class A Common Stock, free and clear of any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), other charge or security interest or any preference, priority or other arrangement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing), but other than those established under the Common Stock Agreement and the Preferred Stock Agreement.

          4. REPRESENTATIONS AND WARRANTIES OF BTNY. BTNY hereby represents and warrants to each of KLM, Blum and the Company that, as of the date hereof and at the Initial Closing Date (before giving effect to the exercise of the KLM Option on such date), BTNY has good and valid title to its (i) 999 shares of the Class A Common Stock and (ii) 2,635,020 shares of the Class B Common Stock, free and clear of any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), other charge or security interest or any preference, priority or other arrangement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing), but other than those established under the BTNY Preferred Stock Repurchase Agreement, dated as of September 29, 1997, between BTNY and the Company.

          5. REPRESENTATIONS AND WARRANTIES OF BLUM. Blum hereby represents and warrants to each of KLM, BTNY and the Company that, as of the date hereof and at the Initial Closing Date (before giving effect to the exercise of the KLM Option on such date), Blum has

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                                                                               5


good and valid title to its (i) 5,396,643 shares of the Class A Common Stock and
(ii) 1727 shares of the Series B Preferred Stock, free and clear of any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), other charge or security interest or any preference, priority or other arrangement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing), but other than those established under the Blum Preferred Stock Repurchase Agreement, dated as of September 29, 1997, between Blum and the Company.

          6. DEFINITIONS. Capitalized terms used but not otherwise defined herein are used herein as defined in the Stockholders' Agreement.

          7. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN. THE PARTIES TO THIS AMENDMENT HEREBY AGREE TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT.

          8. COUNTERPARTS. This Amendment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          9. EFFECTIVENESS. Upon the execution of this Amendment by the Required Percentage of Investor Stockholders, this Amendment shall become effective concurrently with the consummation of the transactions contemplated under the Common Stock Agreement on the Initial Closing Date.

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          IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed on its behalf as of the date first written above.

                                   NORTHWEST AIRLINES CORPORATION


                                   By: /s/Douglas M. Steenland
                                      ------------------------------------------
                                       Douglas M. Steenland
                                       Senior Vice President,
                                       General Counsel &  Secretary


                                       /s/Alfred A. Checchi
                                      ------------------------------------------
                                       Alfred A. Checchi


                                       /s/Gary L. Wilson
                                      ------------------------------------------
                                       Gary L. Wilson


                                      K Trust created under Trust Agreement
                                      dated May 23, 1984


                                       /s/Gary L. Wilson
                                      ------------------------------------------
                                       Gary L. Wilson
                                       Trustee


                                       /s/Frederic V. Malek
                                      ------------------------------------------
                                       Frederic V. Malek


                                      A Trust created under Trust Agreement
                                      dated May 23, 1984


                                       /s/Gary L. Wilson
                                      ------------------------------------------
                                       Gary L. Wilson
                                       Trustee

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                                      Trust created under Trust Agreement dated
                                      September 1, 1985


                                       /s/Gary L. Wilson
                                      ------------------------------------------
                                       Gary L. Wilson
                                       Trustee


                                      Wilson-Thornhill Foundation created under
                                      Trust Agreement dated December 24, 1994


                                       /s/Gary L. Wilson
                                      ------------------------------------------
                                       Gary L. Wilson
                                       Trustee


                                       /s/ Derek M. Wilson
                                      ------------------------------------------
                                       Derek M. Wilson


                                       /s/ Christopher D. Wilson
                                      ------------------------------------------
                                       Christopher D. Wilson


                                       /s/Frederic V. Malek
                                      ------------------------------------------
                                       Frederic W. Malek
                                       Frederic V. Malek, as attorney
                                       in fact for Frederic W. Malek


                                       /s/Frederic V. Malek
                                      ------------------------------------------
                                       Michelle A. Malek
                                       Frederic V. Malek, as attorney
                                       in fact for Michelle A. Malek


                                   BANKERS TRUST NEW YORK CORPORATION


                                   By: /s/George J. Vojta
                                      ------------------------------------------
                                       George J. Vojta
                                       Vice Chairman of the Board

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                                   KONINKLIJKE LUCHTVAART MAATSCHAPPIJ N.V.


                                   By: /s/L.M. van Wijk
                                      ------------------------------------------
                                       L.M. van Wijk
                                       President and Chief
                                       Executive Officer


                                   By: /s/R.J.N. Abrahamsen
                                      ------------------------------------------
                                       R.J.N. Abrahamsen
                                       Managing Director and
                                       Chief Financial Officer


                                   RICHARD C. BLUM & ASSOCIATES - NWA
                                   PARTNERS, L.P.

                                   by: Richard C. Blum & Associates, L.P., its
                                          General Partner

                                   by: Richard C. Blum & Associates, Inc., its
                                          General Partner


                                   By: /s/Marc T. Scholvinck
                                      ------------------------------------------
                                       Marc T. Scholvinck
                                       Chief Financial Officer